UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 18, 2006

DB COMMODITY INDEX TRACKING FUND

DB COMMODITY INDEX TRACKING MASTER FUND

(Exact name of each Registrant as specified in its Charter)

DB Commodity Index Tracking Fund – Delaware DB Commodity Index Tracking Master Fund – Delaware	DB Commodity Index Tracking Fund - 32-6042243 DB Commodity Index Tracking Master Fund - 30-0317551
(State or other jurisdiction of incorporation or organization)	(IRS Employer ID Number)

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of principal executive offices)	(Zip Code)

001-32726

001-32727

(Commission File Number)

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

An audit of each of DB Commodity Index Tracking Fund (the “Fund”) and DB Commodity Index Tracking Master Fund (the “Master Fund”) has been completed as of December 31, 2005 and for the period from May 23, 2005 (inception) to December 31, 2005. Audited financial statements for the Fund and the Master Fund, including their respective accompanying notes, are set forth below.

Report of Independent Registered Public Accounting Firm

The Unitholder

DB Commodity Index Tracking Fund:

We have audited the accompanying statement of financial condition of DB Commodity Index Tracking Fund (the Fund) as of December 31, 2005. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial condition. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of financial condition presentation. We believe that our audit of the statement of financial condition provides a reasonable basis for our opinion.

In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of DB Commodity Index Tracking Fund as of December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

New York, New York

May 17, 2006

DB COMMODITY INDEX TRACKING FUND

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Statement of Financial Condition

December 31, 2005

Assets
Cash and cash equivalents	$1,000

Total assets	$1,000

Liabilities and Fund Capital
Fund capital:
General units – 40 general units	$1,000

Total fund capital	1,000

Total liabilities and fund capital	$1,000

See accompanying notes to statement of financial condition.

DB COMMODITY INDEX TRACKING FUND

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Statement of Financial Condition

December 31, 2005

(1)	Organization

DB Commodity Index Tracking Fund (the Fund), an indirect wholly-owned subsidiary of Deutsche Bank AG, was formed as a Delaware statutory trust on May 23, 2005, and has not commenced operations as of December 31, 2005. The Fund will offer common units of beneficial interest (the Shares). Upon inception of the Fund, 40 General Units of the Fund were issued to Deutsche Bank AG in exchange for a capital contribution of $1,000 funded on behalf of Deutsche Bank AG by DB U.S. Financial Markets Holding Corporation, a wholly owned subsidiary of Deutsche Bank AG. The 40 General Units subsequently were transferred to DB Commodity Services LLC (the Managing Owner) in consideration of the Managing Owner’s assumption of the corresponding $1,000 debt to DB U.S. Financial Markets Holding Corporation. The Managing Owner will serve the Fund as commodity pool operator, commodity trading advisor, and managing owner. Similarly, the Managing Owner will also serve the Master Fund as commodity pool operator, commodity trading advisor, and managing owner.

The proceeds of the offering of Shares will be invested in DB Commodity Index Tracking Master Fund (the Master Fund). The Master Fund will actively trade exchange-traded futures on the commodities comprising the Deutsche Bank Liquid Commodity Index™ – Excess Return, or the Index, with a view to tracking the performance of the Index over time. The Master Fund’s portfolio also will include United States Treasury securities for deposit with the Master Fund’s commodities brokers as margin and other high credit quality short-term fixed income securities.

The Index is intended to reflect the performance of certain commodities. The commodities comprising the Index, or the Index Commodities, are Crude Oil, Heating Oil, Aluminum, Gold, Corn and Wheat.

The Managing Owner and the Shareholders will share in any profits and losses of the Fund attributable to the Fund in proportion to the percentage interest owned by each.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying statement of financial condition has been prepared in conformity with U.S. generally accepted accounting principles.

(b)	Use of Estimates

The preparation of the statement of financial condition in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of financial condition. Actual results could differ from those estimates.

(c)	Cash and cash equivalents

The Company defines cash and cash equivalents to be highly liquid investments, with original maturities of three months or less.

(Continued)

DB COMMODITY INDEX TRACKING FUND

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Statement of Financial Condition

December 31, 2005

(d)	Income Taxes

No provision for Federal, state, and local income taxes has been made in the accompanying statement of financial condition, as investors are individually responsible for their own income taxes.

(3)	The Offering of the Shares

Shares may be purchased from the Fund only by Authorized Participants in one or more blocks of 200,000 Shares, called a Basket. The Fund will accept subscriptions for Shares in Baskets only from Authorized Participants at $25 per Share ($5 million per Basket) during the initial offering period. After the initial offering period, the Fund will issue Shares in Baskets only to Authorized Participants continuously as of noon, New York time, on the business day immediately following the date on which a valid order to create a Basket is accepted by the Fund, at the net asset value of 200,000 Shares as of the closing time of the American Stock Exchange (Amex) or the last to close of the exchanges on which the Index Commodities are traded, whichever is later, on the date that a valid order to create a Basket is accepted by the Fund.

The minimum number of Shares that must be subscribed for by Authorized Persons prior to the commencement of trading, or the Subscription Minimum, is 2,000,000 or $50 million.

Subscription funds received during the initial offering period will be deposited in an escrow account and held there until the funds are either released for investment in the Master Fund for trading purposes or returned to the payors of such funds. An Authorized Participant’s escrowed subscription funds will earn interest, which will be retained by the Fund for the benefit of all investors unless such subscription is rejected, in which case the interest attributable to such subscription amount will be paid to such Authorized Person upon the return of the subscription amount.

(4)	Operating Expenses, Organizational and Offering Costs

Pursuant to the Amended and Restated Declaration of Trust and Trust Agreement, the Master Fund has agreed to assume all of the Fund’s expenses and costs of each and every type whatsoever, although organizational and offering costs will be paid by the Managing Owner, subject to reimbursement by the Master Fund as described in the Prospectus. In addition, the Fund will rebate upfront selling commissions in an amount equal to 3.00% of the aggregate amount of all subscriptions for Shares during the initial offering period.

(5)	Termination

The term of the Fund is perpetual (unless terminated earlier in certain circumstances) as defined in the Prospectus.

(6)	Redemptions

On any business day, an Authorized Participant may place an order with the Distributor to redeem one or more Baskets. Redemption orders must be placed by 10:00 a.m., New York time. The day on which the Distributor receives a valid redemption order is the redemption order date.

(Continued)

DB COMMODITY INDEX TRACKING FUND

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Statement of Financial Condition

December 31, 2005

The redemption procedures allow Authorized Participants to redeem Baskets. Individual Shareholders may not redeem directly from the Fund. Instead, individual Shareholders may only redeem Shares in amounts equal to at least one Basket and only through an Authorized Participant.

By placing a redemption order, an Authorized Participant agrees to deliver the Baskets to be redeemed through DTC’s book-entry system to the Fund not later than noon, New York time, on the business day immediately following the redemption order date. By placing a redemption order, and prior to receipt of the redemption distribution, an Authorized Participant’s DTC account will be charged the nonrefundable transaction fee due for the redemption order.

Redemptions will not be permitted during the initial offering period.

The redemption distribution from the Fund consists of the cash redemption amount. The cash redemption amount is equal to the net asset value of the number of Basket(s) requested in the Authorized Participant’s redemption order as of the closing time of the Amex or the last to close of the exchanges on which the Index Commodities are traded, whichever is later, on the redemption order date. The Fund will distribute the cash redemption amount at noon, New York time, on the business day immediately following the redemption order date through DTC to the account of the Authorized Participant as recorded on DTC’s book entry system.

The redemption distribution due from the Fund is delivered to the Authorized Participant at noon, New York time, on the business day immediately following the redemption order date if, by such time on such business day immediately following the redemption order date, the Fund’s DTC account has been credited with the Baskets to be redeemed. If the Fund’s DTC account has not been credited with all of the Baskets to be redeemed by such time, the redemption distribution is delivered to the extent of whole Baskets received. Any remainder of the redemption distribution is delivered on the next business day to the extent of remaining whole Baskets received if the Administrator receives the fee applicable to the extension of the redemption distribution date which the Managing Owner may, from time to time, determine and the remaining Baskets to be redeemed are credited to the Fund’s DTC account by noon, New York time, on such next business day. Any further outstanding amount of the redemption order shall be canceled. The Administrator is also authorized to deliver the redemption distribution notwithstanding that the Baskets to be redeemed are not credited to the Fund’s DTC account by noon, New York time, on the business day immediately following the redemption order date if the Authorized Participant has collateralized its obligation to deliver the Baskets through DTC’s book entry system on such terms as the Administrator and the Managing Owner may from time to time agree upon.

(7)	Subsequent Event

On January 31, 2006, the Fund commenced operations with the sale of 2,000,000 Limited Shares to an Authorized Participant in exchange for $48,500,000. In addition, the Master Fund commenced operations with the sale of 2,000,000 Limited Units to the Fund in exchange for $48,500,000. After this initial offering of Limited Shares, an additional 9,400,000 Limited Shares were issued by the Fund to Authorized Participants for $218,521,276 through the period ended March 31, 2006.

Report of Independent Registered Public Accounting Firm

The Unitholder

DB Commodity Index Tracking Master Fund:

We have audited the accompanying statement of financial condition of DB Commodity Index Tracking Master Fund (the Master Fund) as of December 31, 2005, and the related statements of operations, changes in unitholder’s deficit, and cash flows for the period from May 23, 2005 (inception) through December 31, 2005. These financial statements are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DB Commodity Index Tracking Master Fund as of December 31, 2005, and the results of its operations, changes in its unitholder’s deficit, and its cash flows for the period from May 23, 2005 (inception) through December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

New York, New York

May 17, 2006

DB COMMODITY INDEX TRACKING MASTER FUND

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Statement of Financial Condition

December 31, 2005

Assets
Cash and cash equivalents	$1,000

Total assets	$1,000

Liabilities and Unitholder’s Deficit
Due to Deutsche Bank AG	$1,613,218

Total liabilities	1,613,218

Unitholder’s Deficit:
General Units – 40 General Units	1,000
Accumulated deficit	(1,613,218)

Total unitholder’s deficit	(1,612,218)

Total liabilities and unitholder’s deficit	$1,000

See accompanying notes to financial statements.

DB COMMODITY INDEX TRACKING MASTER FUND

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Statement of Operations

Period From May 23, 2005 (inception) to December 31, 2005

Expenses:
Organizational costs	$1,613,218

Net Investment Loss	1,613,218

Net Loss	$1,613,218

See accompanying notes to financial statements.

DB COMMODITY INDEX TRACKING MASTER FUND

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Statement of Changes in Unitholder’s Deficit

Period From May 23, 2005 (inception) to December 31, 2005

	General Units		Accumulated Deficit	Total Unitholder’s Deficit
	Units	Amount
Balance at May 23, 2005	—	$—	—	—
Sale of General Units	40	1,000	—	1,000
Net loss	—	—	(1,613,218)	(1,613,218)

Balance at December 31, 2005	40	$1,000	(1,613,218)	(1,612,218)

See accompanying notes to financial statements.

DB COMMODITY INDEX TRACKING MASTER FUND

(A Wholly Owned Subsidiary of

Deutsche Bank AG)

Statement of Cash Flows

Period From May 23, 2005 (inception) to December 31, 2005

Cash flows from operating activities:
Net Loss	$(1,613,218)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in due to Deutsche Bank AG	1,613,218

Net cash used in operating activities	—

Cash flows from financing activities:
Proceeds from sale of General Units	1,000

Net cash provided by financing activities	1,000

Net change in cash and cash equivalents	1,000

Cash at May 23, 2005 (inception)	—

Cash at December 31, 2005	$1,000

See accompanying notes to financial statements.

DB COMMODITY INDEX TRACKING MASTER FUND

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Financial Statements

December 31, 2005

(1)	Organization

DB Commodity Index Tracking Master Fund (the Master Fund) was formed as a Delaware statutory trust on May 23, 2005, and has not commenced operations as of December 31, 2005. The Master Fund will offer units of beneficial interest (the Units), and the sole Unitholders will be DB Commodity Index Tracking Fund (the Fund) and DB Commodity Services, LLC (the Managing Owner). The Managing Owner and the Unitholders will share in any profits and losses of the Master Fund attributable to the Master Fund in proportion to the percentage interest owned by each.

Upon inception of the Master Fund, 40 General Units of the Master Fund were issued to Deutsche Bank AG in exchange for a capital contribution of $1,000 funded on behalf of Deutsche Bank AG by DB U.S. Financial Markets Holding Corporation, a wholly owned subsidiary of Deutsche Bank AG. The 40 General Units subsequently were transferred to the Managing Owner in consideration of the Managing Owner’s assumption of Deutsche Bank AG’s corresponding $1,000 debt to DB U.S. Financial Markets Holding Corporation. The Managing Owner will serve the Master Fund as commodity pool operator, commodity trading advisor, and managing owner. Similarly, the Managing owner will also serve the Fund as commodity pool operator, commodity trading advisor, and managing owner.

The Master Fund will actively invest the proceeds from the offering of Units by trading exchange-traded futures on the commodities comprising the Deutsche Bank Liquid Commodity Index™ – Excess Return, or the Index, with a view to tracking the performance of the Index over time. The Master Fund’s portfolio also will include United States Treasury securities for deposit with the Master Fund’s commodities brokers as margin and other high credit quality short-term fixed income securities.

The Index is intended to reflect the performance of certain commodities. The commodities comprising the Index, or the Index Commodities, are Crude Oil, Heating Oil, Aluminum, Gold, Corn and Wheat.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expense and disclosure of contingent assets and liabilities during the reporting period of the financial statements. Actual results could differ from those estimates.

(Continued)

DB COMMODITY INDEX TRACKING MASTER FUND

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Financial Statements

December 31, 2005

(c)	Cash and cash equivalents

The Company defines cash and cash equivalents to be highly liquid investments, with original maturities of three months or less.

(d)	Income Taxes

No provision for Federal, state, and local income taxes has been made in the accompanying financial statements, as investors are individually responsible for their own income taxes.

(3)	The Offering of the Units

Master Fund Units may be purchased from the Master Fund only by the Fund in one or more blocks of 200,000 Master Fund Units, called a Master Unit Basket. Master Fund Units will be offered at $25 per Master Fund Unit ($5 million per Master Unit Basket) during the initial offering period. After the initial offering period, the Master Fund will issue Master Fund Units in Master Unit Baskets only to the Fund continuously as of noon, New York time, on the business day immediately following the date on which a valid order to create a Master Unit Basket is accepted by the Master Fund, at the net asset value of 200,000 Master Fund Units as of the closing time of the American Stock Exchange (Amex) or the last to close of the exchanges on which the Index Commodities are traded, whichever is later, on the day that a valid order to create a Master Unit Basket is accepted by the Master Fund.

(4)	Operating Expenses, Organizational and Offering Costs

Pursuant to the Amended and Restated Declaration of Trust and Trust Agreement of the Master Fund, the Master Fund has agreed to assume all of the Fund’s expenses and costs of each and every type whatsoever, although organizational and offering costs will be paid by the Managing Owner, subject to reimbursement by the Master Fund as described in the Prospectus.

(a)	Management Fee

Upon commencement of operations, the Master Fund will pay the Managing Owner a management fee, or Management Fee, monthly in arrears, in an amount equal to 0.95% per annum of the net asset value of Master Fund. No separate management fee will be paid by the Fund. The Management Fee will be paid in consideration of the grant of Deutsche Bank AG’s revocable license to use Deutsche Bank AG’s name and the Index in addition to commodity futures trading advisory services.

(b)	Organization and Offering Expenses

Expenses incurred in connection with organizing the Fund and the Master Fund and the initial offering of the Shares will be paid by the Managing Owner, subject to reimbursement by the Master Fund, without interest, in 36 monthly payments during each of the first 36 months after the commencement of the Master Fund’s trading operations, subject to a cap in the amount of 2.50% of the aggregate amount of all subscriptions for Shares during the initial offering period and during the first 36 months of the Master Fund’s trading operations. Expenses incurred in connection with the continuous offering of Shares after the commencement of the Master Fund’s trading operations also will be paid by the Managing

(Continued)

DB COMMODITY INDEX TRACKING MASTER FUND

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Financial Statements

December 31, 2005

Owner, subject to reimbursement by the Master Fund, without interest, in 36 monthly payments during each of the 36 months following the month in which such expenses were paid by the Managing Owner. If the Fund and the Master Fund terminate before the Managing Owner has been fully reimbursed for any of the foregoing expenses, the Managing Owner will not be entitled to receive any unreimbursed portion of such expenses outstanding as of the termination date. In no event will the aggregate amount of payments by the Master Fund to the Managing Owner in any month in respect of reimbursement of organizational or offering expenses exceed 0.10% per annum of the net asset value of the Master Fund as of the beginning of such month.

Should the Master Fund and the Fund not commence operations, none of the organization and offering costs will be reimbursed by the Master Fund. Organization and offering costs of $1,613,218 have been incurred by the Managing Owner on behalf of the Master Fund, which have been recorded as due to the Managing Owner on the statement of financial condition at December 31, 2005.

(c)	Brokerage Commissions and Fees

Upon commencement of operations, the Master Fund will pay to the Commodity Broker all brokerage commissions, including applicable exchange fees, licensing fees, give-up fees, pit brokerage fees and other transaction related fees and expenses charged in connection with trading activities. On average, total charges paid to the Commodity Broker is expected to be less than $10.00 per round-turn trade, although the Commodity Broker’s brokerage commissions and trading fees will be determined on a contract-by-contract basis. The Managing Owner does not expect brokerage commissions and fees to exceed 0.40% of the net asset value of the Master Fund in any year.

(d)	Routine Operational, Administrative and Other Ordinary Expenses

The Master Fund will pay all of the routine operational, administrative and other ordinary expenses of the Fund and the Master Fund, including, but not limited to, accounting and computer services, the fees and expenses of the Trustee, legal and accounting fees and expenses, tax preparation expenses, filing fees, and printing, mailing and duplication costs. Such routine expenses are not expected to exceed 0.05% of the net asset value of the Master Fund in any year.

(e)	Extraordinary Fees and Expenses

The Master Fund will pay all the extraordinary fees and expenses, if any, of the Fund and the Master Fund. Such extraordinary fees and expenses, by their nature, are unpredictable in terms of timing and amount.

(5)	Termination

The term of the Fund and the Master Fund is perpetual (unless terminated earlier in certain circumstances) as defined in the Prospectus.

(Continued)

DB COMMODITY INDEX TRACKING MASTER FUND

(An Indirect Wholly Owned Subsidiary of

Deutsche Bank AG)

Notes to Financial Statements

December 31, 2005

(6)	Redemptions

On any business day, the Fund may place an order with the Administrator to redeem one or more Baskets. Redemption orders must be placed by 10:00 a.m., New York time. The day on which the Administrator receives a valid redemption order is the redemption order date. The redemption procedures allows the Fund to redeem Baskets.

The redemption distribution from the Master Fund consists of the cash redemption amount. The cash redemption amount is equal to the net asset value of the number of Basket(s) requested in the Fund’s redemption order as of the closing time of the Amex or the last to close of the exchanges on which the Index Commodities are traded, whichever is later, on the redemption order date. The Master Fund will distribute the cash redemption amount to the Fund at noon, New York time, on the business day immediately following the redemption order date.

The redemption distribution due from the Master Fund is delivered to the Fund at noon, New York time, on the business day immediately following the redemption order date if, by such time on such business day immediately following the redemption order date, the Master Fund account has been credited with the Baskets to be redeemed. If the Master Fund’s account has not been credited with all of the Baskets to be redeemed by such time, the redemption distribution is delivered to the extent of whole Baskets received. Any remainder of the redemption distribution is delivered on the next business day to the extent of remaining whole Baskets received if the Administrator receives the fee applicable to the extension of the redemption distribution date which the Managing Owner may, from time to time, determine and the remaining Baskets to be redeemed are credited to the Master Fund’s account by noon, New York time, on such next business day. Any further outstanding amount of the redemption order shall be cancelled. The Administrator is also authorized to deliver the redemption distribution notwithstanding that the Baskets to be redeemed are not credited to the Master Fund’s account by noon, New York time, on the business day immediately following the redemption order date if the Fund has collateralized its obligation to deliver the Baskets on such terms as the Master Fund and the Managing Owner may from time to time agree upon.

Redemptions will not be permitted during the initial offering period.

(7)	Subsequent Event

On January 31, 2006, the Master Fund commenced operations with the sale of 2,000,000 Limited Units to the Fund in exchange for $48,500,000. In addition, the Fund commenced operations with the sale of 2,000,000 Limited Shares to an Authorized Participant in exchange for $48,500,000. After this initial offering of Limited Shares, an additional 9,400,000 Limited Shares were issued by the Fund to Authorized Participants for $218,521,276 through the period ended March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DB Commodity Index Tracking Fund

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:	/s/ Robert Lazarus
Name:	Robert Lazarus
Title:	Director

DB Commodity Index Tracking Master Fund

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:	/s/ Robert Lazarus
Name:	Robert Lazarus
Title:	Director

Date: May 18, 2006